UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 01, 2009 (Date of earliest event reported)
FLIR Systems, Inc. (Exact name of registrant as specified in its charter)

OR (State or other jurisdiction of incorporation)	0-21918 (Commission File Number)	93-0708501 (IRS Employer Identification Number)

27700 SW Parkway Avenue (Address of principal executive offices)		97070 (Zip Code)
503-498-3547 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 1, 2009, FLIR Systems, Inc. (the "Company") issued a news release announcing (i) its financial results for the quarter ended March 31, 2009, and (ii) affirmation of revenue and net earnings per share for the year ending December 31, 2009. The news release contains forward-looking statements regarding the Company, and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The news release issued May 1, 2009 is furnished herewith as Exhibit 99.1 to this Report, and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of FLIR Systems, Inc. dated May 01, 2009

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 01, 2009	FLIR SYSTEMS, INC. By: /s/ Stephen M. Bailey Stephen M. Bailey Sr. Vice President, Finance and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of FLIR Systems, Inc. dated May 01, 2009